EQ ADVISORS TRUSTSM

1290 VT Small Cap Value Portfolio

SUPPLEMENT DATED APRIL 14, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

Murray Stahl of Horizon Kinetics Asset Management LLC no longer serves as a member of the team that is responsible for the securities selection, research and trading for the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. All references to Murray Stahl in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

The section of the Summary Prospectus and Prospectus entitled “1290 VT Small Cap Value Portfolio — WHO MANAGES THE PORTFOLIO — Sub-Adviser: Horizon Kinetics Asset Management LLC (“Horizon” or the “Sub-Adviser”)” is amended by deleting the table in its entirety and replacing it with the following information:

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Since
Peter Doyle	Co-Chief Executive Officer of Horizon	2026
James Davolos	Co-Portfolio Manager of Horizon	2026
Matthew Houk	Co-Portfolio Manager of Horizon	2014

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Horizon Kinetics Asset Management LLC” is deleted in its entirety and replaced with the following information:

Horizon Kinetics Asset Management LLC (“Horizon”), 470 Park Avenue South, New York, New York 10016, serves as Sub-Adviser to the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. Horizon is a wholly-owned subsidiary of Horizon Kinetics Holding Corporation. As of December 31, 2025, Horizon had approximately $9.6 billion in assets under management.

Peter Doyle is a Co-Portfolio Manager for the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. Mr. Doyle currently serves as the Co-Chief Executive Officer of Horizon. As a co-founder of Horizon, he has over forty years of investing experience and is the co-portfolio manager for several mutual funds, ETFs, private funds and separately managed accounts managed by Horizon. Mr. Doyle is a member of the firm’s Investment Committee, which is responsible for general oversight of all portfolio management decisions across the firm. In addition to other outside business activities, Mr. Doyle is a Vice President of FRMO Corp., an affiliate of Horizon.

James Davolos is a Co-Portfolio Manager for the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. Mr. Davolos joined Horizon in 2005 and currently serves as the co-portfolio manager for an ETF and several mutual funds, private funds and separately managed accounts managed by Horizon. He began his investment career as a member of the trading desk and joined the investment team in December 2006. Mr. Davolos began his tenure on the investment team as a generalist analyst covering investment and research opportunities for various strategies managed by the firm.

Matthew Houk’s primary responsibility is to assist Messrs. Doyle and Davolos in communicating Horizon’s investment strategy and research to clients. Mr. Houk joined the firm in 2008 and has responsibilities in both research and portfolio management. He is involved in the identification, analysis and monitoring of certain investment opportunities for the firm. Mr. Houk is also responsible for conducting and authoring research and is also a co-portfolio manager for several mutual funds managed by Horizon. Mr. Houk is also the Chairman, Chief Executive Officer, and Chief Financial Officer of Winland Holdings Corporation, and serves on the board of directors of Lamington Road DAC and Bonterra Resources Inc.

Officers, directors, and employees of Horizon may hold substantial amounts of Texas Pacific Land Corporation or Miami International Holdings Inc., which are significant portfolio holdings in the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio, both directly and indirectly, in their personal accounts. Horizon seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards. All personal and proprietary trading is also subject to Horizon’s Code of Ethics and is monitored by Horizon’s Legal and Compliance Department.

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The section of the SAI entitled “Appendix B — Portfolio Manager Information — Horizon Kinetics Asset Management LLC — Description of any Material Conflicts” is amended by deleting the sixth paragraph in its entirety and replacing it with the following information:

Furthermore, the Firm and its management persons have relationships or arrangements that may be material to the Firm’s advisory business or to investors in the products and accounts managed by the Firm and that present potential or actual conflicts of interest. Texas Pacific Land Corporation (“TPL”) and Miami International Holdings Inc. (“MIAX”), both of which are public companies whose shares trade on the New York Stock Exchange, are significant portfolio holdings in many of the advisory accounts managed by the Firm, including the allocated portion of the 1290 VT Small Cap Value Portfolio (the “Portfolio”) that is sub-advised by the Firm. To the extent the Firm’s policies and procedures prohibit a client account (e.g., the Portfolio) from trading in certain securities (e.g., TPL or MIAX stock or the stock of a company that has a material business relationship with TPL or MIAX) during certain periods of time, the account could be negatively impacted and the account’s performance may not be what it would have been if the account was permitted to engage in such transactions. Furthermore, Firm personnel, including personnel who are or may be involved in the management of the Portfolio and other advisory accounts managed by the Firm, have personal investments in TPL and/or MIAX stock or the stock of a company that has a material business relationship with TPL and/or MIAX, and these personal investments present potential or actual conflicts of interest. As discussed above, the Firm’s Code governs the manner in which employees may engage in personal securities transactions.

The section of the SAI entitled “Appendix B — Portfolio Manager Information — Horizon Kinetics Asset Management LLC — Other Accounts Managed” is amended to include the following information:

Horizon Kinetics Asset Management LLC (“Horizon”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of February 28, 2026						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 VT Small Cap Value Portfolio
Peter Doyle	11	$3,512.6M	0	N/A	126	$170.2M	0	N/A	11	$1,576.4M	0	N/A
James Davolos	8	$3,469.8M	0	N/A	0	N/A	0	N/A	1	$48.7M	0	N/A

As of February 28, 2026, the dollar range of shares of the 1290 VT Small Cap Value Portfolio beneficially owned by the Portfolio’s portfolio managers was none.